SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2005

Skinvisible, Inc.
---------------------------
(Exact name of registrant as specified in its charter)

Nevada                                                                                                             000-25911                                                       88-0344219
(State or other                                                                                            (Commission File Number)                                                 (IRS Employer
jurisdiction of incorporation)              Identification Number)

6320 S. Sandhill Rd., Suite 10
Las Vegas, Nevada                                                                                                                                                                                    89120
(Address of principal executive offices)                                                                                                                       (Zip Code)

Registrant’s telephone number, including area code (702) 433-7154

_____________________________                                                                                                            _______________
(Former name or former address,                                                                                                                                               (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2005, we entered into a definitive distribution agreement with Dermal Defense, Inc. (“Dermal Defense”). Pursuant to this agreement, the parties finalized the terms of Dermal Defense, Inc.’s acquisition of the exclusive marketing and distribution rights in the United States of America, Canada and Mexico for our antimicrobial hand sanitizer composition which incorporates our patented Invisicare® polymer delivery system (the “product”).

Dermal Defense acquired these rights for the purchase price of $1,000,000. Dermal Defense has already paid $475,000 of this purchase price. The remaining balance is due and payable as follows:

Date of Payment	Amount of Payment
March 31, 2005	$75,000 or 5% of the gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater
June 30, 2005	$75,000 or 5% of gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater
September 30, 2005	$75,000 or 5% of gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater
December 31, 2005	$75,000 or 5% of gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater
March 31, 2006	$75,000 or 5% of gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater
June 30, 2006	$75,000 or 5% of gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater
September 30, 2006	$75,000 or 5% of gross revenues generated by Dermal Defense from sales of the Product in the Territory in the prior quarter, whichever is greater

Under the terms of the agreement, Dermal Defense is also obligated to pay us a royalty fee quarterly in the amount of $20,000 or 5% of gross revenues generated by Dermal Defense from sales of the product in the quarter, whichever is greater.

A copy of the distribution agreement is attached.

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

10.1 Distribution Agreement with Dermal Defense, Inc. *

*Portions of the exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skinvisible, Inc.

/s/ Terry Howlett
Terry Howlett, Chief Executive Officer

Date: February 24, 2005